UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	August 31, 2018

CLEARBRIDGE

AGGRESSIVE GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 28, 2018

II	ClearBridge Aggressive Growth Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended August 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that revised third and fourth quarter 2017 U.S. gross domestic product (“GDP”)i growth was 2.8% and 2.3%, respectively. GDP growth then moderated to a revised 2.2% during the first quarter of 2018. Finally, the U.S. Department of Commerce’s final reading for second quarter 2018 GDP growth — released after the reporting period ended — was 4.2%. The acceleration in GDP growth in the second quarter of 2018 reflected positive contributions from personal consumption expenditures (“PCE”), exports, federal government spending and state and local government spending, along with a smaller decrease in residential fixed investment. These were partly offset by a downturn in private inventory investment and a deceleration in nonresidential fixed investment. Imports decreased after increasing in the first quarter of 2018.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on August 31, 2018, the unemployment rate was 3.9%, versus 4.2% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In August 2018, 21.5% of Americans looking for a job had been out of work for more than six months, versus 25.5% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program....” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, after the reporting period ended, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

September 28, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

ClearBridge Aggressive Growth Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Aggressive Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-capitalization companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. Above-average corporate earnings growth, boosted by corporate tax reform and continued economic strength, drove U.S. markets steadily higher for the year. The S&P 500 Index gained 19.66% for the twelve-month reporting period ended August 31, 2018, while the small cap Russell 2000 Indexii gained 25.45%. Growth stocks outperformed value stocks with the Russell 3000 Growth Indexiii returning 27.50% and the Russell 3000 Value Indexiv returning 13.04%.

The momentum trade, bolstered in part by inflows into exchange-traded funds (“ETFs”) and similar passive vehicles, was a primary driver of stock performance. This was evident in the continued market leadership of the FAANG stocks (Facebook, Amazon, Apple, Netflix and Alphabet’s Google). The NASDAQ Composite Indexv, home to these large cap information technology (“IT”) and internet stocks, gained 26.15% during the period. Meanwhile, the Consumer Discretionary and IT sectors were the best performers in this NASDAQ index by a wide margin.

While crowding into these stocks worsened, complacency receded a bit as equity volatility trended closer to normal levels than it had in the last several years. Fears of rising inflation in late January and February 2018, coincident with the unwinding of low volatility ETFs, led to a 10% correction for the S&P 500 Index and the first negative quarter for the index since 2015. The heightening of U.S.-China trade tensions also created headwinds for stock performance, with some of the steepest declines occurring among the

ClearBridge Aggressive Growth Fund 2018 Annual Report	1

Fund overview (cont’d)

more momentum-driven segments of the market. While short-lived, this action illustrated the escalating risk present in the most expensive and crowded area of the market where we believe there is little support for current valuations.

Positive drivers for the period included a comprehensive tax reform package that lowered individual and corporate tax rates and provided incentives for companies to repatriate profits earned overseas. The U.S. economy expanded at a healthy clip with U.S. gross domestic product (“GDP”)vi growing 4.2% year-over-year in the second quarter while the unemployment rate fell below 4.0% as the economy created over 2.3 million new jobs over the trailing twelve months. Reacting to the healthy expansion and indications of rising prices, the Federal Reserve Board (the “Fed”)vii raised short-term interest rates three times and communicated that its tightening program would continue. Prices for West Texas Intermediate (“WTI”) crude oil rose 39% to finish the period around $70 per barrel as the Organization of the Petroleum Exporting Countries’ (“OPEC”) maintained its production targets and energy demand showed resilience.

Q. How did we respond to these changing market conditions?

A. Despite periods of strong performance for the contrarian and undervalued growth companies we own in the portfolio, relative results were hampered by the continued dominance of momentum stocks trading at extreme multiples in the crowded areas of IT and the internet where the Fund maintained limited exposure. We remain confident, however, in targeting technology companies with sound businesses and healthy balance sheets operating in areas less susceptible to competitive threats such as software companies Autodesk Inc. and Citrix Systems Inc. Several long-term IT holdings also performed well, including Seagate Technology PLC, and Cree Inc., as they re-focused their businesses on the growth of burgeoning areas like cloud computing and electric vehicles.

Within the Energy sector, stock prices of the exploration & production companies that trailed in a strong commodity rally in the second half of 2017 are now catching up. In this higher price environment, when there is greater incentive to ramp up drilling, companies are demonstrating good capital discipline, and in the case of Anadarko Petroleum Corp., returning capital to shareholders through increased buybacks, dividends and debt repayment. One factor supporting U.S. crude prices — a bottleneck in transporting oil from storage in Cushing, Oklahoma — highlights the need to modernize oil infrastructure. Nearly four years of deferred capex by large producers has left oilfield equipment in need of upgrades and new drilling technologies. We expect a pickup in capex that should meaningfully benefit demand and pricing power for the service companies in the portfolio. Given increasing global energy demand and OPEC’s consistency in sticking with its production targets, we believe the Energy sector should remain strong.

The solid performance of the Energy sector was one of the preliminary signs of a shift in market leadership observed during the period, and we expect that the value of consistent cash flow generation and prudent capital allocation will ultimately be recognized by investors. Mergers & acquisitions (“M&A”) activity is one of the key catalysts

2	ClearBridge Aggressive Growth Fund 2018 Annual Report

we believe could hasten a change in market leadership, starting in the media industry. The approval of the AT&T/Time Warner merger in June 2018 sends a positive signal for distributors looking to acquire programming assets to better compete with offerings from streaming media providers. In fact, we saw content companies like Discovery Communications Inc. start to re-rate higher following the announcement on the likelihood of more consolidation. We could see an uptick in deal making ahead of the mid-term elections while the regulatory environment remains supportive. M&A could also have an impact across the Health Care sector as large cap pharmaceutical companies look for new sources of growth.

The Health Care sector, specifically the Fund’s biopharmaceutical holdings, had been under pressure for some time, but strong operating results and the rallies we’ve seen this year from extraordinarily low valuation levels are encouraging. While a laggard for the year, shares of Allergan PLC rebounded strongly after several activist owners took stakes in the company. The maker of Botox delivered better than expected earnings results, announced a $2 billion share buyback and has recently reported some very positive clinical results. Long time biotechnology holding Biogen Inc. meanwhile reported positive trial results on an Alzheimer’s treatment it is developing with Japan’s Eisai. The trial furthered the premise that targeting the buildup of plaque in the brain can improve cognition, which is consistent with the goal of Biogen Inc.’s other Alzheimer’s treatment in the pipeline.

At end of the period, many of the Fund’s holdings in the IT, Health Care and Consumer Discretionary sectors traded at a significant discount to the market across a series of metrics including price/book, price/ sales and price/earnings ratios, with the current valuation gap one of the widest we’ve seen in the Fund’s nearly thirty-five- year history. The relative undervaluation is similar to the period following 1996 during which the Fund demonstrated a five-year period of strong absolute and relative returns. Better results from biopharmaceutical companies, a rebound in programming-related media companies and a steadying of the energy space illustrate the broadening of market leadership that we believe is healthy and necessary after a long run for the momentum trade.

ClearBridge Aggressive Growth Fund 2018 Annual Report	3

Fund overview (cont’d)

Performance review

For the twelve months ended August 31, 2018, Class A shares of ClearBridge Aggressive Growth Fund, excluding sales charges, returned 14.61%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Index, returned 27.50% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 24.86% over the same time frame.

Performance Snapshot as of August 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Aggressive Growth Fund:
Class A	8.52%	14.61%
Class C	8.16%	13.84%
Class FI	8.55%	14.62%
Class R	8.36%	14.27%
Class I	8.70%	14.97%
Class IS	8.73%	15.07%
Russell 3000 Growth Index	12.10%	27.50%
Lipper Multi-Cap Growth Funds Category Average[1]	10.72%	24.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 27, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.12%, 1.83%, 1.10%, 1.42%, 0.81% and 0.71%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had gains in seven sectors in which it was invested during the reporting period (among eleven sectors in total), with the greatest contributions to absolute returns coming from the IT, Health Care and Energy sectors.

Relative to the benchmark, stock selection in the Energy sector and a lack of exposure to the Consumer Staples sector contributed the most to returns. Underweight allocations to

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 551 funds for the six-month period and among the 548 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	ClearBridge Aggressive Growth Fund 2018 Annual Report

the Materials and the Industrials sectors and a lack of exposure to the Real Estate sector also had positive impacts on performance during the reporting period.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in UnitedHealth Group in the Health Care sector, Seagate Technology PLC, Twitter Inc. and Autodesk Inc. in the IT sector as well as Anadarko Petroleum Corp. in the Energy sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall stock selection and sector allocation detracted from performance during the reporting period. In particular, stock selection within the Consumer Discretionary, Health Care and IT sectors, overweights to the Health Care and Energy sectors as well as an underweight allocation to the IT sector had the most significant negative impact on relative returns during the reporting period.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Allergan PLC in the Health Care sector, Comcast Corp. and Liberty Broadband Corp. in the Consumer Discretionary sector, Western Digital Corp. in the IT sector and Weatherford International PLC in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established a new position in Ultragenyx Pharmaceutical Inc. in the Health Care sector. We also closed positions in Teva Pharmaceutical Industries Ltd., Mallinckrodt PLC and Bioverativ Inc. in the Health Care sector, and Adient in the Consumer Discretionary sector.

Thank you for your investment in Clear-Bridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

September 18, 2018

RISKS: Equity securities are subject to market and price fluctuations. The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and social, political and economic uncertainties, which could result in significant

ClearBridge Aggressive Growth Fund 2018 Annual Report	5

Fund overview (cont’d)

market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of August 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of August 31, 2018 were: Biogen Inc. (8.9%), UnitedHealth Group Inc. (8.1%), Comcast Corp., Class A Shares (7.0%), Seagate Technology PLC (4.5%), Allergan PLC (4.0%), Amgen Inc. (4.0%), Broadcom Inc. (3.9%), Autodesk Inc. (3.6%), Anadarko Petroleum Corp. (3.4%) and Vertex Pharmaceuticals Inc. (3.0%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2018 were: Health Care (32.8%), Information Technology (24.9%), Consumer Discretionary (22.5%), Energy (9.7%) and Industrials (7.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	ClearBridge Aggressive Growth Fund 2018 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

iv

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[v]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Aggressive Growth Fund 2018 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of August 31, 2018 and August 31, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

8	ClearBridge Aggressive Growth Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2018 and held for the six months ended August 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.52%	$1,000.00	$1,085.20	1.11%	$5.83	Class A	5.00%	$1,000.00	$1,019.61	1.11%	$5.65
Class C	8.16	1,000.00	1,081.60	1.77	9.29	Class C	5.00	1,000.00	1,016.28	1.77	9.00
Class FI	8.55	1,000.00	1,085.50	1.05	5.52	Class FI	5.00	1,000.00	1,019.91	1.05	5.35
Class R	8.36	1,000.00	1,083.60	1.39	7.30	Class R	5.00	1,000.00	1,018.20	1.39	7.07
Class I	8.70	1,000.00	1,087.00	0.78	4.10	Class I	5.00	1,000.00	1,021.27	0.78	3.97
Class IS	8.73	1,000.00	1,087.30	0.72	3.79	Class IS	5.00	1,000.00	1,021.58	0.72	3.67

ClearBridge Aggressive Growth Fund 2018 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended August 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Aggressive Growth Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/18	14.61%	13.84%	14.62%	14.27%	14.97%	15.07%
Five Years Ended 8/31/18	11.02	10.25	11.03	10.70	11.36	11.48
Ten Years Ended 8/31/18	10.55	9.85	10.55	10.29	10.94	11.07

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/18	8.02%	12.84%	14.62%	14.27%	14.97%	15.07%
Five Years Ended 8/31/18	9.71	10.25	11.03	10.70	11.36	11.48
Ten Years Ended 8/31/18	9.89	9.85	10.55	10.29	10.94	11.07

Cumulative total returns
Without sales charges[1]
Class A (8/31/08 through 8/31/18)	172.55%
Class C (8/31/08 through 8/31/18)	155.74
Class FI (8/31/08 through 8/31/18)	172.52
Class R (8/31/08 through 8/31/18)	166.23
Class I (8/31/08 through 8/31/18)	182.47
Class IS (8/31/08 through 8/31/18)	185.69

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

ClearBridge Aggressive Growth Fund 2018 Annual Report	11

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2008 - August 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Aggressive Growth Fund on August 31, 2008, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	ClearBridge Aggressive Growth Fund 2018 Annual Report

Schedule of investments

August 31, 2018

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 99.7%
Consumer Discretionary — 22.5%
Diversified Consumer Services — 0.0%
Ascent Capital Group Inc., Class A Shares	73,802	$151,294	*
Internet & Direct Marketing Retail — 0.9%
Liberty Expedia Holdings Inc., Class A Shares	364,040	16,800,446	*
Liberty TripAdvisor Holdings Inc., Class A Shares	375,814	5,956,652	*
Qurate Retail Inc.	3,758,132	78,131,564	*
Total Internet & Direct Marketing Retail		100,888,662
Media — 21.6%
AMC Networks Inc., Class A Shares	3,544,175	222,609,632	*
CBS Corp., Class B Shares, Non Voting Shares	753,776	39,965,204
Comcast Corp., Class A Shares	20,270,452	749,804,019
Discovery Inc., Class A Shares	7,784,663	216,647,171	*
Discovery Inc., Class C Shares	2,768,415	70,982,161	*
GCI Liberty Inc., Class A Shares	546,064	26,800,821	*
Liberty Broadband Corp., Class A Shares	1,116,526	90,438,606	*
Liberty Broadband Corp., Class C Shares	1,588,009	128,771,650	*
Liberty Global PLC, Class A Shares	670,450	17,974,764	*
Liberty Global PLC, Class C Shares	2,030,225	52,562,525	*
Liberty Latin America Ltd., Class A Shares	117,175	2,309,519	*
Liberty Latin America Ltd., Class C Shares	354,819	6,965,097	*
Liberty Media Corp-Liberty Braves, Class A Shares	157,714	4,207,810	*
Liberty Media Corp-Liberty Braves, Class C Shares	282,740	7,512,402	*
Liberty Media Corp-Liberty Formula One, Class A Shares	394,288	13,792,194	*
Liberty Media Corp-Liberty Formula One, Class C Shares	706,853	26,125,287	*
Liberty Media Corp-Liberty SiriusXM, Class A Shares	1,577,154	73,716,178	*
Liberty Media Corp-Liberty SiriusXM, Class C Shares	2,827,417	133,001,696	*
Lions Gate Entertainment Corp., Class B Shares	1,456,677	32,702,399
Madison Square Garden Co., Class A Shares	760,394	229,593,364	*
MSG Networks Inc., Class A Shares	2,281,179	55,432,650	*
Viacom Inc., Class B Shares	753,776	22,070,561
World Wrestling Entertainment Inc., Class A Shares	955,300	83,502,773
Total Media		2,307,488,483
Total Consumer Discretionary		2,408,528,439

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	13

Schedule of investments (cont’d)

August 31, 2018

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Energy — 9.7%
Energy Equipment & Services — 4.8%
Core Laboratories NV	2,763,066	$316,509,210	(a)
National Oilwell Varco Inc.	3,152,236	148,375,749
Weatherford International PLC	20,174,872	48,823,190	*
Total Energy Equipment & Services		513,708,149
Oil, Gas & Consumable Fuels — 4.9%
Anadarko Petroleum Corp.	5,698,126	366,959,315
Newfield Exploration Co.	5,864,186	159,974,994	*
Total Oil, Gas & Consumable Fuels		526,934,309
Total Energy		1,040,642,458
Financials — 1.5%
Banks — 0.7%
Sterling Bancorp	3,333,298	76,165,859
Capital Markets — 0.5%
Cohen & Steers Inc.	1,291,712	53,696,468
Thrifts & Mortgage Finance — 0.3%
New York Community Bancorp Inc.	2,421,604	26,080,675
Total Financials		155,943,002
Health Care — 32.8%
Biotechnology — 18.7%
Aduro Biotech Inc.	123,046	910,540	*
Agios Pharmaceuticals Inc.	1,036,242	83,645,454	*
Alkermes PLC	1,011,445	45,353,194	*
Amgen Inc.	2,125,794	424,754,899
Biogen Inc.	2,682,431	948,212,534	*
ImmunoGen Inc.	125,766	1,281,556	*
Ionis Pharmaceuticals Inc.	2,722,745	124,402,219	*
ProQR Therapeutics NV	282,957	2,164,621	*
Spark Therapeutics Inc.	387,615	23,880,960	*
Ultragenyx Pharmaceutical Inc.	332,246	28,151,204	*
Vertex Pharmaceuticals Inc.	1,720,800	317,315,520	*
Total Biotechnology		2,000,072,701
Health Care Equipment & Supplies — 1.7%
Medtronic PLC	1,798,830	173,425,200
Wright Medical Group NV	357,346	10,355,887	*
Total Health Care Equipment & Supplies		183,781,087
Health Care Providers & Services — 8.1%
UnitedHealth Group Inc.	3,230,308	867,208,486

See Notes to Financial Statements.

14	ClearBridge Aggressive Growth Fund 2018 Annual Report

ClearBridge Aggressive Growth Fund

Security	Shares	Value
Pharmaceuticals — 4.3%
Allergan PLC	2,234,100	$428,299,311
Bausch Health Cos. Inc.	1,477,735	34,150,456	*
Total Pharmaceuticals		462,449,767
Total Health Care		3,513,512,041
Industrials — 7.1%
Aerospace & Defense — 2.9%
Engility Holdings Inc.	246,185	8,545,081	*
L3 Technologies Inc.	1,412,698	301,921,817
Total Aerospace & Defense		310,466,898
Building Products — 2.3%
Johnson Controls International PLC	6,463,046	244,109,247
Construction & Engineering — 1.3%
Fluor Corp.	2,515,041	144,388,504
Electrical Equipment — 0.2%
nVent Electric PLC	796,874	22,384,191
Machinery — 0.3%
Pentair PLC	781,064	33,960,663
Trading Companies & Distributors — 0.1%
NOW Inc.	535,568	9,206,414	*
Total Industrials		764,515,917
Information Technology — 24.9%
Communications Equipment — 0.3%
ARRIS International PLC	1,080,420	27,993,682	*
Electronic Equipment, Instruments & Components — 3.4%
Dolby Laboratories Inc., Class A Shares	816,369	57,300,940
TE Connectivity Ltd.	3,326,580	304,980,854
Total Electronic Equipment, Instruments & Components		362,281,794
Internet Software & Services — 2.2%
Facebook Inc., Class A Shares	103,594	18,204,574	*
LogMeIn Inc.	87,102	7,486,417
Twitter Inc.	6,036,635	212,368,819	*
Total Internet Software & Services		238,059,810
Semiconductors & Semiconductor Equipment — 6.7%
Broadcom Inc.	1,894,053	414,854,428
Cree Inc.	3,617,380	174,032,152	*
Intel Corp.	2,691,541	130,351,331
Total Semiconductors & Semiconductor Equipment		719,237,911
Software — 6.4%
Autodesk Inc.	2,479,820	382,760,217	*

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	15

Schedule of investments (cont’d)

August 31, 2018

ClearBridge Aggressive Growth Fund

Security			Shares	Value
Software — continued
Citrix Systems Inc.			1,420,072	$161,916,610
Nuance Communications Inc.			8,569,573	139,855,431	*
Total Software				684,532,258
Technology Hardware, Storage & Peripherals — 5.9%
Seagate Technology PLC			9,039,633	483,981,951
Western Digital Corp.			2,352,087	148,745,982
Total Technology Hardware, Storage & Peripherals				632,727,933
Total Information Technology				2,664,833,388
Materials — 1.0%
Metals & Mining — 1.0%
Freeport-McMoRan Inc.			3,957,955	55,609,268
Nucor Corp.			805,297	50,331,062
Total Materials				105,940,330
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
AT&T Inc.			523,562	16,722,570
Total Common Stocks (Cost — $4,133,963,305)				10,670,638,145

		Expiration Date	Rights
Rights — 0.1%
Wright Medical Group NV, CVR (Cost — $3,491,503)		—	1,396,601	1,990,156	*
Total Investments before Short-Term Investments (Cost — $4,137,454,808)				10,672,628,301

	Rate		Shares
Short-Term Investments — 0.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $33,878,634)	1.811%		33,878,634	33,878,634
Total Investments — 100.1% (Cost — $4,171,333,442)				10,706,506,935
Liabilities in Excess of Other Assets — (0.1)%				(5,608,875)
Total Net Assets — 100.0%				$10,700,898,060

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At August 31, 2018, the total market value of investments in Affiliated Companies was $316,509,210 and the cost was $177,235,116 (Note 8).

Abbreviation used in this schedule:
CVR	— Contingent Value Rights

See Notes to Financial Statements.

16	ClearBridge Aggressive Growth Fund 2018 Annual Report

Statement of assets and liabilities

August 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $3,994,098,326)	$10,389,997,725
Investments in affiliated securities, at value (Cost — $177,235,116)	316,509,210
Interest and dividends receivable	8,566,767
Receivable for Fund shares sold	5,810,218
Receivable for securities sold	2,148,512
Prepaid expenses	69,174
Total Assets	10,723,101,606

Liabilities:
Payable for Fund shares repurchased	10,795,477
Investment management fee payable	6,219,194
Service and/or distribution fees payable	2,137,746
Trustees’ fees payable	87,473
Accrued expenses	2,963,656
Total Liabilities	22,203,546
Total Net Assets	$10,700,898,060

Net Assets:
Par value (Note 7)	$471
Paid-in capital in excess of par value	2,942,123,166
Undistributed net investment income	13,544,796
Accumulated net realized gain on investments and foreign currency transactions	1,210,056,134
Net unrealized appreciation on investments	6,535,173,493
Total Net Assets	$10,700,898,060

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	17

Statement of assets and liabilities (cont’d)

August 31, 2018

Net Assets:
Class A	$5,327,053,825
Class C	$1,174,184,922
Class FI	$20,013,270
Class R	$70,745,838
Class I	$3,046,164,987
Class IS	$1,062,735,218

Shares Outstanding:
Class A	23,691,737
Class C	6,533,061
Class FI	88,543
Class R	322,048
Class I	12,262,387
Class IS	4,232,209

Net Asset Value:
Class A (and redemption price)	$224.85
Class C*	$179.73
Class FI (and redemption price)	$226.03
Class R (and redemption price)	$219.67
Class I (and redemption price)	$248.42
Class IS (and redemption price)	$251.11
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$238.57

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18	ClearBridge Aggressive Growth Fund 2018 Annual Report

Statement of operations

For the Year Ended August 31, 2018

Investment Income:
Dividends from unaffiliated investments	$139,578,436
Dividends from affiliated investments	6,451,031
Interest	190,457
Less: Foreign taxes withheld	(1,017,868)
Total Investment Income	145,202,056

Expenses:
Investment management fee (Note 2)	76,953,503
Service and/or distribution fees (Notes 2 and 5)	25,899,796
Transfer agent fees (Note 5)	12,458,887
Trustees’ fees	740,131
Fund accounting fees	688,484
Registration fees	253,403
Shareholder reports	184,286
Insurance	130,039
Legal fees	86,597
Audit and tax fees	80,554
Interest expense	45,769
Custody fees	37,628
Miscellaneous expenses	59,977
Total Expenses	117,619,054
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(180,372)
Net Expenses	117,438,682
Net Investment Income	27,763,374

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions in unaffiliated securities	1,437,547,218
Investment transactions in affiliated securities	4,894,011
Foreign currency transactions	744
Net Realized Gain	1,442,441,973
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(34,243,198)
Investments in affiliated securities	74,916,589
Change in Net Unrealized Appreciation (Depreciation)	40,673,391
Net Gain on Investments and Foreign Currency Transactions	1,483,115,364
Increase in Net Assets From Operations	$1,510,878,738

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended August 31,	2018	2017

Operations:
Net investment income	$27,763,374	$53,891,227
Net realized gain	1,442,441,973	698,570,794
Change in net unrealized appreciation (depreciation)	40,673,391	717,451,652
Increase in Net Assets From Operations	1,510,878,738	1,469,913,673

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(33,000,059)	(45,000,054)
Net realized gains	(618,192,279)	(477,311,432)
Decrease in Net Assets From Distributions to Shareholders	(651,192,338)	(522,311,486)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,289,871,277	2,562,196,664
Reinvestment of distributions	618,742,549	490,160,768
Cost of shares repurchased	(3,406,963,450)	(3,934,278,616)
Cost of shares redeemed in-kind (Note 9)	(263,770,749)	(119,163,890)
Decrease in Net Assets From Fund Share Transactions	(1,762,120,373)	(1,001,085,074)
Decrease in Net Assets	(902,433,973)	(53,482,887)

Net Assets:
Beginning of year	11,603,332,033	11,656,814,920
End of year*	$10,700,898,060	$11,603,332,033
* Includes undistributed net investment income of:	$13,544,796	$18,773,721

See Notes to Financial Statements.

20	ClearBridge Aggressive Growth Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$208.24	$192.23	$196.14	$209.22	$158.56

Income (loss) from operations:
Net investment income (loss)	0.39	0.80	0.07	(0.23)	(0.47)
Net realized and unrealized gain (loss)	28.36	24.20	3.57	(8.85)	52.55
Total income (loss) from operations	28.75	25.00	3.64	(9.08)	52.08

Less distributions from:
Net investment income	(0.39)	(0.68)	—	—	—
Net realized gains	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)
Total distributions	(12.14)	(8.99)	(7.55)	(4.00)	(1.42)

Net asset value, end of year	$224.85	$208.24	$192.23	$196.14	$209.22
Total return[2]	14.61%	13.43%	1.97%	(4.38)%	33.03%

Net assets, end of year (millions)	$5,327	$5,264	$5,015	$5,654	$5,502

Ratios to average net assets:
Gross expenses	1.12%	1.12%	1.14%	1.12%	1.15%
Net expenses	1.12 [3,4]	1.12 [3,4]	1.14 [4]	1.12 [4]	1.15
Net investment income (loss)	0.19	0.40	0.04	(0.11)	(0.25)

Portfolio turnover rate	0%[5,6]	1%[6]	3%	3%[6]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[5]	Amount represents less than 1%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$169.57	$158.56	$164.22	$177.06	$135.30

Income (loss) from operations:
Net investment loss	(0.83)	(0.47)	(1.01)	(1.41)	(1.50)
Net realized and unrealized gain (loss)	22.74	19.79	2.90	(7.43)	44.68
Total income (loss) from operations	21.91	19.32	1.89	(8.84)	43.18

Less distributions from:
Net realized gains	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)
Total distributions	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)

Net asset value, end of year	$179.73	$169.57	$158.56	$164.22	$177.06
Total return[2]	13.84%	12.63%	1.26%	(5.05)%	32.13%

Net assets, end of year (millions)	$1,174	$1,290	$1,453	$1,661	$1,385

Ratios to average net assets:
Gross expenses	1.79%	1.83%	1.84%	1.82%	1.84%
Net expenses	1.79 [3,4]	1.83 [3,4]	1.84 [4]	1.82 [4]	1.84
Net investment loss	(0.49)	(0.29)	(0.66)	(0.81)	(0.94)

Portfolio turnover rate	0%[5,6]	1%[6]	3%	3%[6]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[5]	Amount represents less than 1%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

22	ClearBridge Aggressive Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$209.00	$192.76	$196.64	$209.75	$158.93

Income (loss) from operations:
Net investment income (loss)	0.41	0.88	0.09	(0.23)	(0.49)
Net realized and unrealized gain (loss)	28.51	24.23	3.58	(8.88)	52.73
Total income (loss) from operations	28.92	25.11	3.67	(9.11)	52.24

Less distributions from:
Net investment income	(0.14)	(0.56)	—	—	—
Net realized gains	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)
Total distributions	(11.89)	(8.87)	(7.55)	(4.00)	(1.42)

Net asset value, end of year	$226.03	$209.00	$192.76	$196.64	$209.75
Total return[2]	14.62%	13.45%	1.98%	(4.38)%	33.06%

Net assets, end of year (000s)	$20,013	$29,536	$35,448	$59,610	$41,023

Ratios to average net assets:
Gross expenses	1.11%	1.10%	1.13%	1.12%	1.19%
Net expenses[3]	1.11	1.10 [4]	1.13	1.12	1.13 [4]
Net investment income (loss)	0.19	0.44	0.05	(0.11)	(0.25)

Portfolio turnover rate	0%[5,6]	1%[6]	3%	3%[6]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Amount represents less than 1%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$203.92	$188.37	$192.89	$206.40	$156.82

Income (loss) from operations:
Net investment income (loss)	(0.22)	0.24	(0.46)	(0.81)	(0.96)
Net realized and unrealized gain (loss)	27.72	23.68	3.49	(8.70)	51.96
Total income (loss) from operations	27.50	23.92	3.03	(9.51)	51.00

Less distributions from:
Net investment income	—	(0.06)	—	—	—
Net realized gains	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)
Total distributions	(11.75)	(8.37)	(7.55)	(4.00)	(1.42)

Net asset value, end of year	$219.67	$203.92	$188.37	$192.89	$206.40
Total return[2]	14.27%	13.09%	1.68%	(4.65)%	32.71%

Net assets, end of year (000s)	$70,746	$94,013	$103,837	$111,784	$67,939

Ratios to average net assets:
Gross expenses	1.41%	1.42%	1.43%	1.41%	1.42%
Net expenses[3]	1.41	1.42 [4]	1.43	1.41 [4]	1.41 [4]
Net investment income (loss)	(0.11)	0.12	(0.25)	(0.40)	(0.51)

Portfolio turnover rate	0%[5,6]	1%[6]	3%	3%[6]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	Amount represents less than 1%.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

24	ClearBridge Aggressive Growth Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$228.71	$210.12	$213.05	$226.22	$170.79

Income (loss) from operations:
Net investment income	1.17	1.67	0.71	0.45	0.13
Net realized and unrealized gain (loss)	31.31	26.41	3.91	(9.62)	56.72
Total income (loss) from operations	32.48	28.08	4.62	(9.17)	56.85

Less distributions from:
Net investment income	(1.02)	(1.18)	—	—	—
Net realized gains	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)
Total distributions	(12.77)	(9.49)	(7.55)	(4.00)	(1.42)

Net asset value, end of year	$248.42	$228.71	$210.12	$213.05	$226.22
Total return[2]	14.97%	13.79%	2.28%	(4.08)%	33.46%

Net assets, end of year (millions)	$3,046	$3,273	$3,786	$5,295	$4,159

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.83%	0.81%	0.83%
Net expenses[3]	0.80	0.81	0.83	0.81	0.83
Net investment income	0.50	0.76	0.35	0.20	0.07

Portfolio turnover rate	0%[4,5]	1%[5]	3%	3%[5]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%.

[4]	Amount represents less than 1%.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

ClearBridge Aggressive Growth Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$231.06	$212.29	$214.91	$227.91	$171.87

Income (loss) from operations:
Net investment income	1.38	1.67	0.94	0.68	0.36
Net realized and unrealized gain (loss)	31.65	26.91	3.99	(9.68)	57.10
Total income (loss) from operations	33.03	28.58	4.93	(9.00)	57.46

Less distributions from:
Net investment income	(1.23)	(1.50)	—	—	—
Net realized gains	(11.75)	(8.31)	(7.55)	(4.00)	(1.42)
Total distributions	(12.98)	(9.81)	(7.55)	(4.00)	(1.42)

Net asset value, end of year	$251.11	$231.06	$212.29	$214.91	$227.91
Total return[2]	15.07%	13.90%	2.41%	(3.98)%	33.61%

Net assets, end of year (millions)	$1,063	$1,614	$1,175	$1,032	$1,004

Ratios to average net assets:
Gross expenses	0.71%	0.71%	0.71%	0.70%	0.72%
Net expenses[3]	0.71	0.71	0.71	0.70	0.72
Net investment income	0.59	0.75	0.46	0.30	0.18

Portfolio turnover rate	0%[4,5]	1%[5]	3%	3%[5]	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to August 3, 2015, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[4]	Amount represents less than 1%.

[5]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

26	ClearBridge Aggressive Growth Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

ClearBridge Aggressive Growth Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	ClearBridge Aggressive Growth Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$10,670,638,145	—	—	$10,670,638,145
Rights	—	$1,990,156	—	1,990,156
Total Long-Term Investments	10,670,638,145	1,990,156	—	10,672,628,301
Short-Term Investments†	33,878,634	—	—	33,878,634
Total Investments	$10,704,516,779	$1,990,156	—	$10,706,506,935

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At August 31, 2018, securities valued at $1,990,156 were transferred from Level 1 to Level 2 within the fair value hierarchy due to the unavailability of a quoted price in an active market for an identical investment.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

ClearBridge Aggressive Growth Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

30	ClearBridge Aggressive Growth Fund 2018 Annual Report

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(210,628,210)	$210,628,210
(b)	$7,760	(7,760)	—

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.
(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays ClearBridge and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.25%, 2.00%, 1.25%, 1.50%, 0.90% and 0.80%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

ClearBridge Aggressive Growth Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

During the year ended August 31, 2018, fees waived and/or expenses reimbursed amounted to $180,372.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 1.00% per year until no CDSC was incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,295,422	—
CDSCs	2,362	$37,936

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended August 31, 2018, such purchase and sale transactions were $0 and $10,215,000, respectively, with a realized loss of $8,870,858.

32	ClearBridge Aggressive Growth Fund 2018 Annual Report

3. Investments

During the year ended August 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$19,321,290
Sales	2,139,250,827	*

*	Excludes the value of securities delivered as a result of redemptions in-kind totaling $263,770,749

At August 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$4,171,381,443	$6,638,047,652	$(102,922,160)	$6,535,125,492

4. Derivative instruments and hedging activities

During the year ended August 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$13,142,260	†	$8,180,834
Class B1	129,722	†	240,408
Class C	12,169,806	†	960,196
Class FI	58,802		34,806
Class R	399,206		161,901
Class I	—		2,807,848
Class IS	—		72,894
Total	$25,899,796		$12,458,887

†

Amounts shown are exclusive of expense reimbursements. For the year ended August 31, 2018, the service and/or distribution fees reimbursed amounted to $ 4,189, $ 31 and $6,372 for Class A, Class B and Class C shares, respectively.

[1]	On January 30, 2018, the Fund converted its Class B shares into Class A shares.

ClearBridge Aggressive Growth Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

For the year ended August 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,189
Class B1	169,811
Class C	6,372
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$180,372

[1]	On January 30, 2018, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Year Ended August 31, 2018	Year Ended August 31, 2017
Net Investment Income:
Class A	$10,062,639	$17,971,866
Class B1	—	—
Class C	—	—
Class FI	17,089	101,902
Class R	—	31,114
Class I	14,338,134	19,021,327
Class IS	8,582,197	7,873,845
Total	$33,000,059	$45,000,054

Net Realized Gains:
Class A	$288,032,850	$218,474,759
Class B1	2,035,964	4,072,761
Class C	84,251,530	71,150,100
Class FI	1,343,697	1,504,942
Class R	4,800,303	4,373,026
Class I	159,461,496	133,980,936
Class IS	78,266,439	43,754,908
Total	$618,192,279	$477,311,432

[1]	On January 30, 2018, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At August 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

34	ClearBridge Aggressive Growth Fund 2018 Annual Report

Transactions in shares of each class were as follows:

	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,841,937	$390,160,010	3,437,392	$664,308,477
Shares issued on reinvestment	1,455,756	288,485,586	1,195,313	228,053,792
Shares repurchased	(4,883,154)	(1,033,263,755)	(5,441,379)	(1,087,253,723)
Net decrease	(1,585,461)	$(354,618,159)	(808,674)	$(194,891,454)

Class B1
Shares sold	69	$11,429	722	$113,034
Shares issued on reinvestment	13,355	2,012,165	26,900	4,019,606
Shares repurchased	(256,002)	(42,261,986)	(374,276)	(58,416,256)
Net decrease	(242,578)	$(40,238,392)	(346,654)	$(54,283,616)

Class C
Shares sold	239,492	$40,612,065	461,578	$75,042,019
Shares issued on reinvestment	506,549	80,398,229	421,255	65,787,519
Shares repurchased	(1,822,857)	(309,625,336)	(2,437,684)	(397,502,897)
Net decrease	(1,076,816)	$(188,615,042)	(1,554,851)	$(256,673,359)

Class FI
Shares sold	19,102	$4,030,826	43,811	$8,677,908
Shares issued on reinvestment	6,844	1,360,786	8,158	1,561,854
Shares repurchased	(78,721)	(16,735,302)	(94,550)	(19,042,699)
Net decrease	(52,775)	$(11,343,690)	(42,581)	$(8,802,937)

Class R
Shares sold	57,329	$11,827,024	117,339	$22,963,266
Shares issued on reinvestment	20,307	3,928,874	18,528	3,469,102
Shares repurchased	(216,618)	(44,731,917)	(224,560)	(44,020,881)
Net decrease	(138,982)	$(28,976,019)	(88,693)	$(17,588,513)

Class I
Shares sold	2,932,089	$683,062,450	4,986,074	$1,094,512,323
Shares issued on reinvestment	710,299	155,744,033	648,851	135,648,821
Shares repurchased	(5,690,364)	(1,324,254,166)	(9,199,416)	(1,969,850,418)
Shares redeemed in-kind	—	—	(142,851)	(30,457,664)
Net decrease	(2,047,976)	$(485,447,683)	(3,707,342)	$(770,146,938)

Class IS
Shares sold	683,872	$160,167,473	3,211,735	$696,579,637
Shares issued on reinvestment	391,443	86,812,876	244,552	51,620,074
Shares repurchased	(2,667,143)	(636,090,988)	(1,608,505)	(358,191,742)
Shares redeemed in-kind	(1,159,284)	(263,770,749)	(397,308)	(88,706,226)
Net increase (decrease)	(2,751,112)	$(652,881,388)	1,450,474	$301,301,743

ClearBridge Aggressive Growth Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

[1]

On January 30, 2018, the Fund converted 141,991 Class B shares into 108,083 Class A shares, valued at $23,801,931. These amounts are reflected in the Class A shares sold and Class B shares repurchased, respectively.

8. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended August 31, 2018:

	Affiliate Value at August 31, 2017	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at August 31, 2018
		Cost	Shares	Cost	Shares
Core Laboratories NV	$263,273,118	—	—	$21,680,497	222,567	$4,894,011	$6,451,031	$74,916,589	$316,509,210

9. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the years ended August 31, 2018 and August 31, 2017, the Fund had redemptions-in-kind with total proceeds in the amount of $263,770,749 and $119,163,890, respectively. The net realized gains on these redemptions-in-kind amounted to $210,628,218 and $66,719,198, respectively, which were not realized for tax purposes.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$33,000,059	$55,289,199
Net long-term capital gains	618,192,279	467,022,287
Total distributions paid	$651,192,338	$522,311,486

36	ClearBridge Aggressive Growth Fund 2018 Annual Report

As of August 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$13,730,867
Undistributed long-term capital gains — net	1,210,015,588
Total undistributed earnings	$1,223,746,455
Other book/tax temporary differences(a)	(97,524)
Unrealized appreciation (depreciation)(b)	6,535,125,492
Total accumulated earnings (losses) — net	$7,758,774,423

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

ClearBridge Aggressive Growth Fund 2018 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Aggressive Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of August 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

October 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

38	ClearBridge Aggressive Growth Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

ClearBridge Aggressive Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

40	ClearBridge Aggressive Growth Fund

Independent Trustees† cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

ClearBridge Aggressive Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

42	ClearBridge Aggressive Growth Fund

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Aggressive Growth Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	ClearBridge Aggressive Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2018:

Record date:	12/5/2017	12/19/2017
Payable date:	12/6/2017	12/20/2017
Ordinary income:
Qualified dividend income for individuals	—	100.00%
Dividends qualifying for the dividends
Received deduction for corporations	—	100.00%
Long-term capital gain dividend	$11.752090	—

Please retain this information for your records.

ClearBridge Aggressive Growth Fund 2018 Annual Report	45

ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

*	Effective March 12, 2018, BNY became custodian.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Aggressive Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/18 SR18-3459

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2017 and August 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,635 in August 31, 2017 and $79,990 in August 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in August 31, 2017 and $2,773 in August 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,020 in August 31, 2017 and $4,100 in August 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in August 31, 2017 and $0 in August 31, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for August 31, 2017 and August 31, 2018; Tax Fees were 100% and 100% for August 31, 2017 and August 31, 2018; and Other Fees were 100% and 100% for August 31, 2017 and August 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in August 31, 2017 and $432,645 in August 31, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	October 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust Chief Executive Officer

Date:	October 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett Principal Financial Officer

Date:	October 24, 2018